Exhibit 99.2

Regency Centers Corporation

June 30, 2014

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.
We add value.
We believe in creating value from every

transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
June 30, 2014

Regency Centers Announces Second Quarter 2014 Results
Same Property NOI Growth of 3.8% and Core FFO Per Share Growth of 6.0%

JACKSONVILLE, Fla. (August 6, 2014) - Regency Centers Corporation (“Regency” or the “Company”) today announced financial and operating results for the quarter ended June 30, 2014.

Financial Results

Regency reported Core Funds From Operations (“Core FFO”) for the second quarter of $65.9 million, or $0.71 per diluted share, compared to $61.8 million, or $0.67 per diluted share, for the same period in 2013. For the six months ended June 30, 2014 Core FFO was $130.0 million, or $1.41 per diluted share, compared to $120.1 million, or $1.32 per diluted share, for the same period in 2013.

Funds From Operations (“FFO”) for the second quarter was $65.9 million, or $0.71 per diluted share. For the same period in 2013, the Company reported FFO of $62.1 million, or $0.68 per diluted share. For the six months ended June 30, 2014 FFO was $131.4 million, or $1.42 per diluted share, compared to $120.0 million, or $1.32 per diluted share, for the same period in 2013.

Regency reported net income attributable to common stockholders (“Net Income”) for the second quarter of $25.5 million, or $0.28 per diluted share, compared to Net Income of $31.9 million, or $0.35 per diluted share, for the same period in 2013. For the six months ended June 30, 2014 Net Income was $44.9 million, or $0.48 per diluted share, compared to $47.4 million, or $0.52 per diluted share for the same period in 2013.

Operating Results

For the three months ended June 30, 2014, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 95.3%

•	Percent leased, all properties: 95.0%

•	Increase in same property net operating income (“NOI”) over the same period last year, excluding termination fees: 3.8%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 61.2% on new leases and 6.3% on renewal leases for a blended average of 14.8%

•	Leasing transactions, including in-process developments (partnerships at 100%): 380 new and renewal lease transactions for a total of 1.6 million square feet

For the six months ended June 30, 2014, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Increase in same property NOI over the same period last year, excluding termination fees: 3.3%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 42.5% on new leases and 7.1% on renewal leases for a blended average of 13.6%

•	Leasing transactions, including in-process developments (partnerships at 100%): 646 new and renewal lease transactions for a total of 2.7 million square feet

Portfolio Activity

Property Transactions

During the quarter, Regency sold a wholly owned, free-standing drug store at a gross sales price of $2.4 million and a cap rate of 9.3%. The Company also sold four co-investment properties for $66.7 million, with Regency’s share of the gross sales price being $21.2 million, representing a weighted average cap rate of 6.1%.

Subsequent to quarter end, Regency acquired one property, on a wholly owned basis, for a gross purchase price of $19.0 million representing a cap rate of 5.6%. Located in Lincoln Park, which is one of the most affluent and densely populated neighborhoods of Chicago, Clybourn Commons boasts outstanding 3-mile demographics, including a population of 500,000 people with average household incomes of $113,000.

Developments and Redevelopments

At quarter end, the Company had seven projects in development with estimated net development costs of $223.2 million. The in-process developments were 53% funded and 86% leased and committed, including retailer-owned square footage. Regency completed one project during the quarter, representing $17.3 million in net development costs and a projected yield of 9.6%. Juanita Tate Marketplace, located near downtown Los Angeles, is 100% leased.

During the quarter, the Company started the development of one project. Willow Oaks Crossing, a 70,000 square foot shopping center anchored by Publix, is Regency’s first ground-up development in the Charlotte market. The Company’s investment upon completion is estimated to be $12.5 million with a projected yield of 8.5%.

Regency also had 19 redevelopment projects in process at quarter end representing a total estimated incremental investment upon completion of $93.1 million with estimated incremental yields on investment ranging from 8% to 10%.

Proposal to Acquire AmREIT

As previously announced, on July 10, 2014 Regency made a proposal to acquire AmREIT for $22 per share, in cash and/or stock. At the time of the announcement, Regency’s proposal represented a 20% premium based on the average closing price of AmREIT’s common stock over the prior 30 day period.

Among other benefits, the proposed transaction would create significant opportunities to leverage synergies to grow same property NOI. In addition, because Regency has a strong balance sheet and considerable financial flexibility, the combined company would have access to lower cost capital to fund growth initiatives. The combined company would also have a strong platform from which to drive additional value creation through development and densification.

Regency is pleased that on July 29, 2014 AmREIT confirmed it will commence a process to explore strategic alternatives. The Company remains interested in a combination with AmREIT and looks forward to participating in a fair and open process that could deliver significant value to the shareholders of both Regency and AmREIT.

Capital Markets

Debt Offering

On May 16, 2014, Regency completed the sale of $250 million of 3.75% senior unsecured notes maturing in June 2024. Together with the transaction, Regency settled a portion of its forward starting interest rate swaps (“Swaps”) resulting in the Company recognizing interest expense at an effective rate of 3.60% in accordance with generally accepted accounting principles. Regency has Swaps in place for a portion of its 2015 planned issuance.

The Company sold these notes in the form of a “Green Bond” with net proceeds used to fund, in whole or in part, Eligible Green Projects (as defined in the prospectus supplement dated May 13, 2014) including the acquisition, construction, development or redevelopment of these projects. Regency was the first U.S. REIT to issue a “Green Bond,” confirming the Company’s industry-leading commitment to do all that is practical to reduce the environmental impact of developing and operating shopping centers.

Term Loan Amendment

On June 27, 2014, Regency amended its existing senior unsecured term loan facility (the "Term Loan"). The amendment established a new Term Loan size of $165.0 million, extended the maturity date to June 27, 2019 and reduced the applicable interest rate. The Term Loan will bear interest at LIBOR plus a ratings based margin of 1.15% per annum, subject to adjustment from time to time based on changes to the Company's corporate credit rating, and is subject to a fee of 0.20% per annum on the undrawn balance. The Company has $75.0 million outstanding and may elect to borrow up to an additional $90.0 million through August 31, 2015.

Rating Agencies

During the quarter, Moody’s affirmed the Company’s corporate credit rating and senior unsecured ratings of Baa2, with a Positive outlook.

2014 Guidance

The Company updated certain components of its 2014 earnings guidance. These changes are summarized below. Please refer to the Company’s second quarter 2014 supplemental information package for the complete list of updates.

Full Year 2014 Guidance
	Previous Guidance	Updated Guidance
Core FFO per diluted share	$2.68 - $2.74	$2.75 - $2.80
FFO per diluted share	$2.68 - $2.74	$2.75 - $2.80
Same property percent leased at period end (pro-rata)	94.5% - 95.5%	95.0% - 96.0%
Same property NOI growth without termination fees (pro-rata)	2.5% - 3.5%	3.0% - 3.7%
Acquisitions (pro-rata)	$141,975	$160,975
Dispositions (pro-rata)	$90,000 - $165,000	$135,000 - $185,000
Development and Redevelopment starts	$130,000 - $240,000	$175,000 - $240,000
Note: Data in thousands, except per share information

Dividend

On August 4, 2014, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.47 per share. The dividend is payable on September 3, 2014 to shareholders of record as of August 20, 2014.

Conference Call Information

In conjunction with Regency’s second quarter results, the Company will host a conference call on Thursday, August 7, 2014 at 2:00 p.m. EDT. Dial-in and webcast information is listed below.

Second Quarter Conference Call
Date:	Thursday, August 7, 2014
Time:	2:00 p.m. EDT
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended June 30, 2014 and 2013	Three Months Ended		Year to Date
	2014	2013	2014	2013
Net Income Attributable to Common Stockholders	$25,482	31,864	44,872	47,418
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (1)	46,645	42,287	93,383	84,568
Provision for impairment (2)	424	—	424	—
Gain on sale of operating properties, net of tax (2)	(6,710)	(12,099)	(7,419)	(12,099)
Exchangeable operating partnership units	53	70	95	109
Funds From Operations	65,894	62,122	131,355	119,996
Dilutive effect of share-based awards	(155)	(155)	(322)	(317)
Funds from Operations for calculating Diluted FFO per Share	$65,739	61,967	$131,033	119,679

Funds From Operations	$65,894	62,122	$131,355	119,996
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs (2)	396	785	1,711	1,226
Gain on sale of land (2)	(424)	(1,090)	(3,328)	(1,090)
Provision for impairment to land	—	—	225	—
Interest rate swap ineffectiveness (2)	—	(27)	—	(20)
Early extinguishment of debt (2)	41	—	41	—
Core Funds From Operations	65,907	61,790	130,004	120,112
Dilutive effect of share-based awards	(155)	(155)	(322)	(317)
Core Funds From Operations for calculating Diluted Core FFO per Share	$65,752	61,635	$129,682	119,795

Weighted Average Shares For Diluted FFO per Share	92,151	91,664	92,151	90,976

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests
(2) Includes pro-rata share of unconsolidated co-investment partnerships

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

	Full Year
FFO and Core FFO Guidance:	2014
Net income attributable to common stockholders	$0.74	0.79
Adjustments to reconcile net income to FFO:
Depreciation and amortization	2.09	2.09
Gain on sale of operating properties	(0.08)	(0.08)
All other amounts	—	—
Funds From Operations	$2.75	2.80

Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.04	0.04
Gain on sale of land	(0.04)	(0.04)
All other non-core amounts	—	—
Core Funds From Operations	$2.75	2.80

The Company has published forward-looking statements and additional financial information in its second quarter 2014 supplemental information package that may help investors estimate earnings for 2014. A copy of the Company’s second quarter 2014 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended June 30, 2014. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Additional Information About the Proposed Transaction and Where to Find it

This press release and the communications reflected or referred to herein do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The foregoing materials relate to a business combination transaction with AmREIT that has been proposed by Regency and that may become the subject of a registration statement filed with the Securities and Exchange Commission (SEC). This material is not a substitute for the proxy statement/prospectus Regency would file with the SEC regarding the proposed transaction if a negotiated transaction is reached with AmREIT or for any other document that Regency may file with the SEC and send to AmREIT's or Regency's stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF REGENCY AND AMREIT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such documents would be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the Regency Investor Relations Department, One Independent Drive, Suite 114, Jacksonville, FL 32202. Copies of such documents filed by Regency with the SEC also would be available free of charge on Regency's website at www.regencycenters.com.

Regency and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Regency's and AmREIT's stockholders in respect of the proposed transaction. Information regarding Regency's directors and executive officers can be found in Regency's definitive proxy statement filed with the SEC on March 18, 2014. Additional information regarding the interests of such potential participants will be included in any proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. All information in this communication concerning AmREIT, including such information pertaining to its business, operations and financial results, was obtained from public sources. In preparing this communication, Regency has relied upon and assumed the accuracy and completeness of such information, without assuming any responsibility for independent verification thereof.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery-anchored neighborhood and community shopping centers. The Company’s portfolio of 328 retail properties encompasses over 43.8 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 216 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Forward-Looking Statements

Information set forth in this Press Release contains "forward-looking statements" (as defined in Section 21E of the Exchange Act), which reflect Regency's expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors, many of which are outs Regency's control, that could cause actual results to differ materially from those contained in the forward-looking statements. Such risks and uncertainties relating to the proposed transaction include, but are not limited to, AmREIT's possible failure to accept Regency's proposal and enter into negotiations and/or definitive agreements to effect the transaction, whether and when the proposed transaction will be consummated, the possible change in Regency's plans following the transaction, market and other expectations with respect to Regency following the transaction, including regarding future dividends, market evaluations and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain requisite stockholder and other approvals for the transaction; market volatility; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; Regency's ability to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; ability to integrate AmREIT's portfolio and personnel; the tenants of the respective parties; continuation or deterioration of current market conditions; and future regulatory or legislative actions that could adversely affect the companies. Additional factors that may affect future results will be contained in Regency's filings with the SEC from time to time. Regency disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise. Please also refer to the documents filed by Regency with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
June 30, 2014
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2014	2013	2014	2013
Core Funds From Operations (Core FFO)	$65,882	61,790	$130,004	120,112
Core FFO per share (diluted)	$0.71	0.67	$1.41	1.32
Funds From Operations (FFO)	$65,894	62,122	$131,355	119,996
FFO per share (diluted)	$0.71	0.68	$1.42	1.32
Diluted share and unit count
Weighted average diluted shares	92,180	91,664	92,151	90,976
Dividends paid per share and unit	$0.4700	0.4625	$0.9400	0.9250
Payout ratio of Core FFO per share (diluted)	66.2%	69.0%	66.7%	70.1%
Debt Metrics (pro-rata; trailing four quarters)
Net debt to Core EBITDA			6.0x	6.0x
Fixed charge			2.5x	2.4x

	As of	As of	As of	As of
Capital Information	6/30/2014	12/31/2013	12/31/2012	12/31/2011
Market price per common share	$55.68	46.30	47.12	37.62
Market equity value of common and convertible shares	$5,151,342	4,282,702	4,267,736	3,389,525
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$2,554,225	2,388,837	2,539,314	2,592,870
Total market capitalization	$8,030,567	6,996,538	7,132,051	6,307,395
Total real estate at cost before depreciation	$4,595,377	4,385,380	4,352,839	4,488,794
Total assets at cost before depreciation	$4,936,466	4,758,390	4,636,207	4,778,690
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	92,358	92,333	90,395	89,922
Exchangeable units held by noncontrolling interests	159	166	177	177
Common shares and equivalents issued and outstanding	92,517	92,499	90,572	90,099

Summary Real Estate Information
June 30, 2014
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Number of shopping centers - All properties	328	332	328	333	343
Number of shopping centers - Operating properties	321	325	322	326	337
Number of shopping centers - Same properties	309	314	304	313	325
Number of projects in development	7	7	6	7	6

Gross Leasable Area (GLA) - All properties	38,456	38,619	37,980	38,287	39,843
GLA including retailer-owned stores - All properties	43,777	43,939	43,300	43,607	45,852
GLA - Operating properties	37,600	37,759	37,326	37,014	38,750
GLA - Same properties	35,928	36,164	35,072	35,838	37,598
GLA - Projects in development	856	860	655	1,274	1,093

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,536	28,480	27,853	27,916	28,261
GLA including retailer-owned stores - All properties	33,858	33,800	33,173	33,236	34,270
GLA - Operating properties	27,680	27,620	27,198	26,642	27,168
GLA - Same properties	26,033	26,050	25,109	25,631	26,158
Spaces ≥ 10,000 sf	15,900	15,930	15,359	15,622	15,990
Spaces < 10,000 sf	10,133	10,120	9,749	10,009	10,168
GLA - Projects in development	856	860	655	1,274	1,093

% leased - All properties	95.0%	94.5%	94.8%	94.6%	94.3%
% leased - Operating properties	95.4%	95.0%	95.2%	95.0%	94.6%
% leased - Same properties (1)	95.3%	94.9%	95.2%	95.0%	94.8%
Spaces ≥ 10,000 sf (1)	98.5%	98.2%	98.5%	98.9%	98.6%
Spaces < 10,000 sf (1)	90.3%	89.7%	89.9%	89.0%	88.8%
Average % leased - Same properties (1)	95.0%	95.0%	94.8%	94.8%	94.7%
% commenced - Same properties(1)(2)	93.6%	93.0%	93.2%	93.2%	93.2%

Same property NOI growth - YTD	3.3%	3.0%	3.9%	4.3%	5.0%
Same property NOI growth without termination fees - YTD	3.3%	2.9%	4.0%	4.5%	5.1%
Rental rate growth - YTD(3)	13.0%	10.8%	5.9%	6.6%	4.1%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	13.6%	11.6%	7.1%	7.4%	5.6%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

Balance Sheets
June 30, 2014 and December 31, 2013
(in thousands)

	As of June 30, 2014				As of December 31, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,029,662	(81,765)	1,112,012	5,059,909	$3,840,081	(48,992)	1,123,440	4,914,529
Properties in development	225,793	(1,690)	8,761	232,864	186,450	(6,702)	11,188	190,936
	4,255,455	(83,455)	1,120,773	5,292,773	4,026,531	(55,694)	1,134,628	5,105,465
Less: accumulated depreciation	892,695	(7,872)	291,471	1,176,294	844,873	(7,154)	273,831	1,111,550
	3,362,760	(75,583)	829,302	4,116,479	3,181,658	(48,540)	860,797	3,993,915
Investments in real estate partnerships	339,922	—	(339,922)	—	358,849	—	(358,849)	—
Net real estate investments	3,702,682	(75,583)	489,380	4,116,479	3,540,507	(48,540)	501,948	3,993,915
Cash and cash equivalents	45,648	(2,072)	11,793	55,369	90,204	(1,630)	9,804	98,378
Accounts receivable, net	33,510	(745)	9,107	41,872	26,319	(392)	6,884	32,811
Straight line rent receivables, net	53,673	(924)	12,802	65,551	50,612	(859)	12,542	62,295
Notes receivable	11,917	—	—	11,917	11,960	—	—	11,960
Deferred costs, net	73,659	(1,267)	14,355	86,747	69,963	(830)	15,227	84,360
Acquired lease intangible assets, net	53,543	(3,282)	13,117	63,378	44,805	(1,213)	14,606	58,198
Trading securities held in trust, at fair value	27,604	—	—	27,604	26,681	—	—	26,681
Other assets	41,535	(190)	6,658	48,003	52,465	(191)	6,732	59,006
Total assets	$4,043,771	(84,063)	557,212	4,516,920	$3,913,516	(53,655)	567,743	4,427,604
Liabilities and Equity
Liabilities:
Notes payable	$1,946,063	(46,860)	523,162	2,422,365	$1,779,697	(32,615)	534,140	2,281,222
Unsecured credit facilities	85,000	—	—	85,000	75,000	—	—	75,000
Total notes payable	2,031,063	(46,860)	523,162	2,507,365	1,854,697	(32,615)	534,140	2,356,222
Accounts payable and other liabilities	141,063	(1,471)	21,105	160,697	147,045	(1,474)	20,788	166,359
Acquired lease intangible liabilities, net	29,703	(1,169)	8,475	37,009	26,729	(202)	9,439	35,966
Tenants' security and escrow deposits	23,540	(255)	4,470	27,755	23,911	(158)	3,376	27,129
Total liabilities	2,225,369	(49,755)	557,212	2,732,826	2,052,382	(34,449)	567,743	2,585,676
Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	923	—	—	923	923	—	—	923
Additional paid in capital, net of treasury stock	2,412,976	—	—	2,412,976	2,409,751	—	—	2,409,751
Accumulated other comprehensive loss	(36,412)	—	—	(36,412)	(17,404)	—	—	(17,404)
Distributions in excess of net income	(916,576)	—	—	(916,576)	(874,916)	—	—	(874,916)
Total stockholders' equity	1,785,911	—	—	1,785,911	1,843,354	—	—	1,843,354
Noncontrolling Interests:
Exchangeable operating partnership units	(1,817)	—	—	(1,817)	(1,426)	—	—	(1,426)
Limited partners' interest	34,308	(34,308)	—	—	19,206	(19,206)	—	—
Total noncontrolling interests	32,491	(34,308)	—	(1,817)	17,780	(19,206)	—	(1,426)
Total equity	1,818,402	(34,308)	—	1,784,094	1,861,134	(19,206)	—	1,841,928
Total liabilities and equity	$4,043,771	(84,063)	557,212	4,516,920	$3,913,516	(53,655)	567,743	4,427,604

NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. The consolidated amounts shown are prepared on a basis consistent with the Company's consolidated financial statements as filed with the Securities and Exchange Commission with the Company's most recent Form 10-Q and 10-K. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Share of JVs is presented net of inside/outside basis adjustments and the elimination of the Company’s equity method investment.

Ratios				2014				2013
Net debt to real estate assets, before depreciation				43.6%				41.1%
Net debt to total assets, before depreciation				40.6%				37.8%
Net debt to total assets, before depreciation and including pro-rata share of JVs				42.9%				40.9%
Net debt + preferred to total assets, before deprec. and incl. pro-rata share of JVs				48.4%				46.7%
Unsecured assets to total real estate assets (consolidated only)				75.6%				77.3%
Unsecured NOI to total NOI (consolidated only)				77.1%				79.1%

Statements of Operations - Quarter Only
(in thousands)

	For the Three Months Ended June 30, 2014				For the Three Months Ended June 30, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$95,506	(1,559)	23,064	117,011	$89,206	(752)	23,977	112,431
Recoveries from tenants	28,146	(440)	7,290	34,996	26,378	(209)	7,646	33,815
Straight line rent, net	1,468	(75)	195	1,588	1,200	(17)	350	1,533
Above/below market rent amortization, net	804	(62)	299	1,041	523	—	318	841
Percentage rent	545	—	558	1,103	297	—	499	796
Termination fees	175	—	13	188	77	—	83	160
Other income	1,995	(39)	651	2,607	3,003	(3)	653	3,653
Total real estate revenues	128,639	(2,175)	32,070	158,534	120,684	(981)	33,526	153,229
Real Estate Operating Expenses:
Operating and maintenance	18,371	(336)	4,637	22,672	17,374	(139)	4,935	22,170
Real estate taxes	14,842	(223)	3,735	18,354	14,027	(116)	3,977	17,888
Ground rent, net of above/below market amortization	1,183	(20)	40	1,203	903	—	17	920
Provision for doubtful accounts	529	(11)	117	635	475	(8)	104	571
Total real estate operating expenses	34,925	(590)	8,529	42,864	32,779	(263)	9,033	41,549
Net Operating Income	93,714	(1,585)	23,541	115,670	87,905	(718)	24,493	111,680
Fee Income:
Property management fees	3,285	—	—	3,285	3,605	—	—	3,605
Asset management fees	1,534	—	(240)	1,294	1,653	—	(234)	1,419
Leasing commissions and other fees	1,434	—	—	1,434	1,482	—	—	1,482
Total fee income	6,253	—	(240)	6,013	6,740	—	(234)	6,506
Interest Expense, net:
Gross interest expense	26,570	(443)	7,095	33,222	26,219	(221)	7,931	33,929
Derivative amortization	2,351	(49)	62	2,364	2,375	(4)	52	2,423
Debt cost and premium/discount amortization	620	100	188	908	722	(5)	191	908
Capitalized interest	(1,631)	—	—	(1,631)	(1,243)	—	—	(1,243)
Interest income	(465)	—	(2)	(467)	(292)	—	—	(292)
Total interest expense, net	27,445	(392)	7,343	34,396	27,781	(230)	8,174	35,725
General & Administrative, net:
Gross general & administrative	17,365	—	152	17,517	15,467	—	158	15,625
Stock-based compensation	2,976	—	—	2,976	3,693			3,693
Capitalized direct leasing compensation costs	(3,041)	—	—	(3,041)	(2,482)	—	—	(2,482)
Capitalized direct development compensation costs	(2,707)	—	—	(2,707)	(1,683)	—	—	(1,683)
Total general & administrative, net	14,593	—	152	14,745	14,995	—	158	15,153
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	36,023	(803)	11,878	47,098	32,406	(215)	10,936	43,127
Gain on sale of operating properties	(1,691)	—	(5,385)	(7,076)	(12,038)	—	(61)	(12,099)
Gain on sale of land	—	—	(424)	(424)	(1,090)	—	—	(1,090)
Preferred return on equity investment	—	—	—	—	—	—	(1,243)	(1,243)
Provision for impairment	—	—	424	424	—	—	—	—
Development and acquisition pursuit costs	367	25	4	396	782	—	3	785
Income tax expense	366	—	—	366	—	—	—	—
Loss from deferred compensation plan, net	2	—	—	2	9	—	—	9
Loss on early extinguishment of debt	2	—	39	41	—	—	—	—
Interest rate swap ineffectiveness	—	—	—	—	—	—	(27)	(27)
Other expense	531	(55)	438	914	343	(3)	307	647
Total depreciation, transaction and other expense (income)	35,600	(833)	6,974	41,741	20,412	(218)	9,915	30,109
Equity in income of unconsolidated partnerships	8,832	—	(8,832)	—	6,012	—	(6,012)	—
Net Income	31,161	(360)	—	30,801	37,469	(270)	—	37,199
Noncontrolling Interests:
Exchangeable operating partnership units	53	—	—	53	70	—	—	70
Limited partners' interest in consolidated partnerships	360	(360)	—	—	270	(270)	—	—
Net income attributable to noncontrolling interests	413	(360)	—	53	340	(270)	—	70
Net Income Attributable to Controlling Interests	30,748	—	—	30,748	37,129	—	—	37,129
Preferred stock dividends	5,266	—	—	5,266	5,265	—	—	5,265
Net Income Attributable to Common Stockholders	$25,482	—	—	25,482	$31,864	—	—	31,864
NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. As of January 1, 2014, the Company prospectively adopted FASB ASU No. 2014-08. However, the consolidated amounts in these Statements of Operations do not reflect discontinued operations for the prior year in accordance with the ASU or FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

Statements of Operations - Year to Date
(in thousands)

	For the Six Months Ended June 30, 2014				For the Six Months Ended June 30, 2013
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$187,618	(2,749)	45,965	230,834	$178,008	(1,497)	48,241	224,752
Recoveries from tenants	55,687	(804)	15,136	70,019	50,576	(431)	14,927	65,072
Straight line rent, net	3,062	(107)	490	3,445	2,612	(31)	671	3,252
Above/below market rent amortization, net	1,634	(90)	589	2,133	1,035	—	643	1,678
Percentage rent	1,930	—	1,207	3,137	1,846	—	1,141	2,987
Termination fees	483	—	16	499	217	—	171	388
Other income	5,187	(66)	1,006	6,127	5,738	(5)	902	6,635
Total real estate revenues	255,601	(3,816)	64,409	316,194	240,032	(1,964)	66,696	304,764
Real Estate Operating Expenses:
Operating and maintenance	37,876	(601)	10,455	47,730	34,495	(277)	9,849	44,067
Real estate taxes	29,653	(418)	7,498	36,733	27,943	(258)	7,997	35,682
Ground rent, net of above/below market amortization	2,171	(26)	72	2,217	1,696	—	32	1,728
Provision for doubtful accounts	860	(19)	256	1,097	1,030	(9)	288	1,309
Total real estate operating expenses	70,560	(1,064)	18,281	87,777	65,164	(544)	18,166	82,786
Net Operating Income	185,041	(2,752)	46,128	228,417	174,868	(1,420)	48,530	221,978
Fee Income:
Property management fees	6,610	—	—	6,610	7,222	—	—	7,222
Asset management fees	3,014	—	(489)	2,525	3,291	—	(474)	2,817
Leasing commissions and other fees	2,948	—	—	2,948	2,988	—	—	2,988
Total fee income	12,572	—	(489)	12,083	13,501	—	(474)	13,027
Interest Expense, net:
Gross interest expense	52,537	(723)	14,196	66,010	52,478	(427)	15,997	68,048
Derivative amortization	4,853	(85)	123	4,891	4,749	(8)	103	4,844
Debt cost and premium/discount amortization	1,143	129	373	1,645	1,442	(9)	374	1,807
Capitalized interest	(3,272)	—	—	(3,272)	(2,305)	—	—	(2,305)
Interest income	(681)	—	(4)	(685)	(751)	—	(1)	(752)
Total interest expense, net	54,580	(679)	14,688	68,589	55,613	(444)	16,473	71,642
General & Administrative, net:
Gross general & administrative	33,797	—	315	34,112	31,994	—	357	32,351
Stock-based compensation	5,944	—	—	5,944	7,108	—	—	7,108
Capitalized direct leasing compensation costs	(5,472)	—	—	(5,472)	(4,617)	—	—	(4,617)
Capitalized direct development compensation costs	(5,678)	—	—	(5,678)	(2,594)	—	—	(2,594)
Total general & administrative, net	28,591	—	315	28,906	31,891	—	357	32,248
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	73,929	(1,266)	21,905	94,568	65,170	(423)	21,570	86,317
Gain on sale of operating properties	(2,406)	—	(5,379)	(7,785)	(12,038)	—	(61)	(12,099)
Gain on sale of land	—	—	(3,328)	(3,328)	(1,090)	—	—	(1,090)
Preferred return on equity investment	—	—	—	—	—	—	(2,473)	(2,473)
Provision for impairment	225	—	424	649	—	—	—	—
Development and acquisition pursuit costs	1,707	—	4	1,711	1,282	—	(56)	1,226
Income tax expense	366	—	—	366	—	—	—	—
Loss from deferred compensation plan, net	9	—	—	9	17	—	—	17
Loss on early extinguishment of debt	2	—	39	41	—	—	—	—
Interest rate swap ineffectiveness	—	—	—	—	—	—	(21)	(21)
Other expense	1,033	(88)	331	1,276	809	(8)	379	1,180
Total depreciation, transaction and other expense (income)	74,865	(1,354)	13,996	87,507	54,150	(431)	19,338	73,057
Equity in income of unconsolidated partnerships	16,640	—	(16,640)	—	11,888	—	(11,888)	—
Net Income	56,217	(719)	—	55,498	58,603	(545)	—	58,058
Noncontrolling Interests:
Exchangeable operating partnership units	95	—	—	95	109	—	—	109
Limited partners' interest in consolidated partnerships	719	(719)	—	—	545	(545)	—	—
Net income attributable to noncontrolling interests	814	(719)	—	95	654	(545)	—	109
Net Income Attributable to Controlling Interests	55,403	—	—	55,403	57,949	—	—	57,949
Preferred stock dividends	10,531	—	—	10,531	10,531	—	—	10,531
Net Income Attributable to Common Stockholders	$44,872	—	—	44,872	$47,418	—	—	47,418
NotePro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. As of January 1, 2014, the Company prospectively adopted FASB ASU No. 2014-08. However, the consolidated amounts in these Statements of Operations do not reflect discontinued operations for the prior year in accordance with the ASU or FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

FFO and Core FFO Reconciliations - Quarter Only
For the Periods Ended June 30, 2014 and 2013
(in thousands, except share information)

		For the Three Months Ended June 30, 2014					For the Three Months Ended June 30, 2013
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				25,482	$				31,864
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		35,399	(803)	12,049	46,645		31,531	(215)	10,971	42,287
Provision for impairment		—	—	424	424		—	—	—	—
Gain on sale of operating properties, net of tax		(1,325)	—	(5,385)	(6,710)		(12,038)	—	(61)	(12,099)
Exchangeable operating partnership units		53	—	—	53		70	—	—	70
Funds From Operations	$				65,894	$				62,122

Reconciliation of FFO to Core FFO:
Funds From Operations	$				65,894	$				62,122
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		367	25	4	396		782	—	3	785
Gain on sale of land		—	—	(424)	(424)		(1,090)	—	—	(1,090)
Interest rate swap ineffectiveness		—	—	—	—		—	—	(27)	(27)
Early extinguishment of debt		2	—	39	41		—	—	—	—
Core Funds From Operations	$				65,907	$				61,790

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				0.28	$				0.35
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		0.38	(0.01)	0.13	0.50		0.34	—	0.12	0.46
Provision for impairment		—	—	—	—		—	—	—	—
Gain on sale of operating properties, net of tax		(0.01)	—	(0.06)	(0.07)		(0.13)	—	—	(0.13)
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				0.71	$				0.68

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				0.71	$				0.68
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		—	—	—	—		—	—	—	—
Gain on sale of land		—	—	—	—		(0.01)	—	—	(0.01)
Interest rate swap ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	—	—		—	—	—	—
Core Funds From Operations	$				0.71	$				0.67

FFO and Core FFO Reconciliations - Year to Date
For the Periods Ended June 30, 2014 and 2013
(in thousands, except share information)

		For the Six Months Ended June 30, 2014					For the Six Months Ended June 30, 2013
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				44,872	$				47,418
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		72,510	(1,266)	22,139	93,383		63,403	(423)	21,588	84,568
Provision for impairment		—	—	424	424		—	—	—	—
Gain on sale of operating properties, net of tax		(2,040)	—	(5,379)	(7,419)		(12,038)	—	(61)	(12,099)
Exchangeable operating partnership units		95	—	—	95		109	—	—	109
Funds From Operations	$				131,355	$				119,996

Reconciliation of FFO to Core FFO:
Funds From Operations	$				131,355	$				119,996
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		1,707	—	4	1,711		1,282	—	(56)	1,226
Gain on sale of land		—	—	(3,328)	(3,328)		(1,090)	—	—	(1,090)
Provision for impairment to land		225	—	—	225		—	—	—	—
Interest rate swap ineffectiveness		—	—	—	—		—	—	(20)	(20)
Early extinguishment of debt		2	—	39	41		—	—	—	—
Core Funds From Operations	$				130,004	$				120,112

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				0.48	$				0.52
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		0.79	(0.01)	0.24	1.02		0.69	—	0.24	0.93
Provision for impairment		—	—	—	—		—	—	—	—
Gain on sale of operating properties, net of tax		(0.02)	—	(0.06)	(0.08)		(0.13)	—	—	(0.13)
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				1.42	$				1.32

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				1.42	$				1.32
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		0.02	—	—	0.02		0.01	—	—	0.01
Gain on sale of land		—	—	(0.03)	(0.03)		(0.01)	—	—	(0.01)
Provision for impairment to land		—	—	—	—		—	—	—	—
Interest rate swap ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	—	—		—	—	—	—
Core Funds From Operations	$				1.41	$				1.32

Additional Disclosures
For the Periods Ended June 30, 2014 and 2013
(in thousands)

Same Property NOI Detail	For the Three Months Ended June 30, 2014			For the Three Months Ended June 30, 2013			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$86,848	22,772	109,620	$84,282	22,193	106,476
Recoveries from tenants	25,827	7,230	33,057	25,050	7,206	32,255
Percentage rent	529	544	1,073	297	457	755
Termination fees	120	13	133	69	83	152
Other income	1,282	274	1,556	1,193	222	1,415
Total real estate revenues	114,606	30,834	145,439	110,891	30,162	141,053
Real Estate Operating Expenses:
Operating and maintenance	16,462	4,526	20,989	16,066	4,508	20,573
Real estate taxes	13,431	3,693	17,124	13,397	3,685	17,082
Ground lease payments	1,027	28	1,054	1,052	28	1,080
Provision for doubtful accounts	425	99	525	329	54	383
Total real estate operating expenses	31,345	8,346	39,691	30,844	8,275	39,118

Same Property NOI	$83,261	22,488	105,748	$80,047	21,888	101,935	3.7%

Same Property NOI without Termination Fees	83,141	22,474	105,615	79,978	21,804	101,782	3.8%

	For the Six Months Ended June 30, 2014			For the Six Months Ended June 30, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	172,965	45,287	218,252	168,169	44,342	212,512
Recoveries from tenants	51,798	14,972	66,769	48,086	13,848	61,934
Percentage rent	1,877	1,194	3,071	1,848	1,093	2,942
Termination fees	428	16	445	196	171	367
Other income	3,418	508	3,926	2,541	434	2,975
Total real estate revenues	230,486	61,977	292,462	220,841	59,889	280,729

Real Estate Operating Expenses:
Operating and maintenance	34,659	10,214	44,873	31,966	8,945	40,911
Real estate taxes	27,173	7,438	34,611	26,342	7,330	33,672
Ground lease payments	2,063	52	2,115	2,066	54	2,120
Provision for doubtful accounts	699	210	909	662	209	871
Total real estate operating expenses	64,593	17,914	82,508	61,036	16,538	77,574

Same Property NOI	$165,892	44,063	209,955	159,805	43,351	203,156	3.3%

Same Property NOI without Termination Fees	165,464	44,046	209,510	159,608	43,180	202,789	3.3%

Capital Expenditure Detail	For the Three Months Ended June 30, 2014			For the Three Months Ended June 30, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$3,066	628	3,694	$2,906	974	3,880
Tenant improvements and other landlord leasing costs	4,012	1,472	5,484	3,940	1,102	5,042
Building improvements	1,725	492	2,217	1,815	578	2,393
Total capital expenditures	$8,803	2,592	11,395	$8,661	2,654	11,315

	For the Six Months Ended June 30, 2014			For the Six Months Ended June 30, 2013
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$5,289	1,044	6,333	$5,102	1,773	6,875
Tenant improvements and other landlord leasing costs	7,931	2,471	10,402	8,332	2,254	10,586
Building improvements	2,796	1,031	3,827	2,761	1,279	4,040
Total capital expenditures	$16,016	4,546	20,562	$16,195	5,306	21,501

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended June 30, 2014 and 2013
(in thousands)

	Three Months Ended		Year to Date
	2014	2013	2014	2013
Revenues:
Minimum rent	$97,778	87,006	$192,314	173,151
Percentage rent	545	297	1,930	1,842
Recoveries from tenants and other income	30,316	28,263	61,357	54,190
Management, transaction, and other fees	6,253	6,741	12,572	13,502
Total revenues	134,892	122,307	268,173	242,685
Operating Expenses:
Depreciation and amortization	36,023	31,082	73,929	62,199
Operating and maintenance	19,498	17,481	40,003	34,622
General and administrative	15,223	14,966	29,421	32,942
Real estate taxes	14,898	13,750	29,697	26,980
Other operating expense	1,795	1,579	3,968	3,098
Total operating expenses	87,437	78,858	177,018	159,841
Other Expense (Income):
Interest expense, net of interest income	27,445	27,781	54,580	55,613
Provision for impairment	—	—	225	—
Net investment (income) loss from deferred compensation plan	(628)	38	(821)	(1,034)
Total other expense	26,817	27,819	53,984	54,579
Income before equity in income of investments in real estate partnerships	20,638	15,630	37,171	28,265
Equity in income of investments in real estate partnerships	8,832	6,012	16,640	11,888
Income from continuing operations before tax	29,470	21,642	53,811	40,153
Income tax expense of taxable REIT subsidiary	—	—	—	—
Income from continuing operations	29,470	21,642	53,811	40,153
Discontinued Operations, net:
Operating income	—	2,700	—	5,323
Gain on sale of properties	—	11,410	—	11,410
Income (loss) from discontinued operations	—	14,110	—	16,733
Income (loss) before gain on sale of real estate	29,470	35,752	53,811	56,886
Gain on sale of real estate	1,691	1,717	2,406	1,717
Net income (loss)	31,161	37,469	56,217	58,603
Noncontrolling Interests:
Preferred units	—	—	—	—
Exchangeable operating partnership units	(53)	(70)	(95)	(109)
Limited partners' interests in consolidated partnerships	(360)	(270)	(719)	(545)
Net income attributable to noncontrolling interests	(413)	(340)	(814)	(654)
Net income attributable to controlling interests	30,748	37,129	55,403	57,949
Preferred stock dividends	(5,266)	(5,265)	(10,531)	(10,531)
Net income attributable to common stockholders	$25,482	31,864	$44,872	47,418
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
June 30, 2014 and December 31, 2013
(in thousands)

Total Debt Outstanding:	6/30/2014	12/31/2013
Mortgage loans payable:
Fixed rate secured loans	$548,791	481,345
Unsecured debt offering fixed rate	1,397,272	1,298,352
Unsecured credit facilities variable rate	85,000	75,000
Total	$2,031,063	1,854,697

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2014	$3,826	9,000	—	12,826	2.4%
2015	6,358	82,675	350,000	439,033	5.3%
2016	5,867	41,442	10,000	57,309	5.7%
2017	5,121	115,989	400,000	521,110	5.9%
2018	4,165	57,358	—	61,523	6.2%
2019	3,146	106,000	75,000	184,146	7.8%
2020	2,984	78,898	150,000	231,882	6.2%
2021	2,793	—	250,000	252,793	4.8%
2022	2,754	5,848	—	8,602	7.7%
2023	1,386	120	—	1,506	5.8%
>10 years	4,161	89	250,000	254,250	3.8%
Unamortized debt (discount)/premium	—	8,811	(2,728)	6,083
	$42,561	506,230	1,482,272	2,031,063	5.5%

Percentage of Total Debt:	6/30/2014	12/31/2013
Fixed	95.8%	96.0%
Variable	4.2%	4.0%
Current Weighted Average Interest Rates:(2)
Fixed	5.3%	5.5%
Variable	1.3%	1.6%
Effective Interest Rate	5.1%	5.4%

Average Years to Maturity:
Fixed	4.5	3.9
Variable	4.7	3.0

(1) Includes unsecured public debt, unsecured line of credit and term loan.
(2) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Consolidated Debt
June 30, 2014 and December 31, 2013
(in thousands)
Lender	Collateral	Rate		Maturity	6/30/2014	12/31/2013
Fixed Rate Mortgage Loans
Northwestern Mutual Life Insurance Company	Belleview Square	6.200%		07/01/14	$—	6,769
PNC Bank	Seminole Shoppes	2.360%	(1)	09/01/14	9,000	9,000
Aid Association of Lutherans	Murrayhill Marketplace	5.220%		01/01/15	6,872	7,013
United of Omaha Life Insurance Company	Fleming Island	7.400%		02/05/15	243	417
Escrow Bank, USA	Twin City Plaza	5.650%		04/06/15	40,121	40,493
Wells Fargo	Fairfield Center	5.229%		06/01/15	20,250	—
Principal Commercial Funding	Sandy Springs	5.360%		06/05/15	16,225	16,371
Municipal Tax Bonds Payable	Friars Mission Center	7.600%		09/02/15	272	272
Wells Fargo	Black Rock Shopping Center	5.365%		03/01/16	20,264	—
Midland Loan Services	Hilltop Village	5.570%		04/06/16	7,500	7,500
Berkadia Commercial Mortgage	Naples Walk	6.150%		08/11/16	15,277	15,524
Wells Fargo	Brick Walk V	6.068%		03/01/17	9,700	—
Jefferson Pilot	Peartree Village	8.400%		06/01/17	7,760	8,043
Allianz Life Insurance Company	4S Commons Town Center	6.000%		06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.836%		07/01/17	11,396	11,482
Metropolitan Life Insurance Company	Corkscrew Village	6.170%		08/01/17	8,057	8,187
Wells Fargo	Brick Walk II	5.950%		09/01/17	6,959	—
Wells Fargo	Brick Walk	5.926%		09/01/17	15,310	—
TIAA-CRER	Westchase	5.520%		07/10/18	7,388	7,529
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%		12/01/18	16,690	16,796
Guardian Life Insurance Company	El Cerrito Plaza	6.380%		12/01/18	39,030	39,355
Allianz Life Insurance Company	Tassajara Crossing	7.750%		07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.750%		07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.750%		07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.750%		07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.750%		07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.750%		07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.750%		07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.750%		07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.750%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.300%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.450%		04/01/20	5,119	5,211
PNC Bank	Fellsway Plaza	3.696%	(2)	10/16/20	28,755	28,100
John Hancock Life Insurance Company	Kirkwood Commons	7.680%		10/01/22	11,278	11,510
State Farm Life Insurance Company	Tech Ridge Center	5.830%		06/01/23	10,077	10,497
NYLIM Real Estate Group	Oak Shade Town Center	6.050%		05/10/28	9,922	10,147
City of Rollingwood	Shops at Mira Vista	8.000%		03/01/32	260	—
Unamortized premiums on assumed debt of acquired properties					8,811	4,874
Total Fixed Rate Mortgage Loans					548,791	481,345

Summary of Consolidated Debt
June 30, 2014 and December 31, 2013
(in thousands)
Lender	Collateral	Rate		Maturity	6/30/2014	12/31/2013
Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (4/1/04)	Unsecured	4.950%		04/15/14	—	150,000
Debt Offering (7/18/05)	Unsecured	5.250%		08/01/15	350,000	350,000
Debt Offering (6/5/07)	Unsecured	5.875%		06/15/17	400,000	400,000
Debt Offering (6/2/10)	Unsecured	6.000%		06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.800%		04/15/21	250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.750%		06/15/24	250,000	—
Unamortized debt discount					(2,728)	(1,648)
Total Fixed Rate Unsecured Debt, Net of Discounts					1,397,272	1,298,352

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 1.175%	(3)	09/04/16	10,000	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 1.15%	(4)	06/27/19	75,000	75,000
Total Variable Rate Unsecured Debt					85,000	75,000
Total					$2,031,063	1,854,697

(1) Underlying debt is LIBOR+1.60%; however, an interest rate swap is in place to fix the interest rate on this debt at 2.360% through maturity.
(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on this debt at 3.696% through maturity.
(3) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(4) Rate does not include an unused fee of .20% payable on undrawn balance.

Summary of Unsecured Credit Facilities and Unsecured Public Debt Covenants
June 30, 2014

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	09/13/12	09/04/16	LIBOR + 1.175%	$10,000
$165 Million Term Loan (2)	06/27/14	06/27/19	LIBOR + 1.15%	$75,000

Unsecured Public Debt:	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/06/14	06/15/24	3.750%	$250,000

Unsecured Public Debt Covenants:	Required	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Fair Market Value Calculation Method Covenants (3)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	34%	33%	33%	33%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	10%	8%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.5	3.5	3.4	3.3
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	317%	334%	328%	324%
Historical Cost Basis Covenants (3)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	41%	39%	40%	40%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	12%	10%	10%	10%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.5	3.5	3.4	3.3
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	263%	277%	272%	267%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(2) Rate applies to drawn balance only. Additional unused fee of 0.20% applies to the undrawn balance.
(3)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Summary of Unconsolidated Debt
June 30, 2014 and December 31, 2013
(in thousands)

Total Debt Outstanding:	6/30/2014	12/31/2013
Mortgage loans payable:
Fixed rate secured loans	$1,478,729	1,505,883
Unsecured credit facilities variable rate	11,460	14,060
Total	$1,490,189	1,519,943

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2014	$9,861	47,300	11,460	68,621	20,104	5.1%
2015	19,959	99,750	—	119,709	42,896	5.2%
2016	17,138	305,061	—	322,199	113,151	6.0%
2017	17,517	77,385	—	94,902	21,922	6.6%
2018	18,888	37,000	—	55,888	15,723	5.9%
2019	18,721	65,939	—	84,660	21,932	7.4%
2020	15,436	250,632	—	266,068	97,124	5.6%
2021	10,355	151,432	—	161,787	64,646	4.9%
2022	7,239	156,202	—	163,441	65,304	4.5%
2023	2,290	125,108	—	127,398	50,883	4.9%
>10 Years	117	26,681	—	26,798	10,124	4.0%
Net unamortized debt premium / (discount)	—	(1,282)	—	(1,282)	(646)
	$137,521	1,341,208	11,460	1,490,189	523,163	5.5%

Percentage of Total Debt:	6/30/2014	12/31/2013
Fixed	99.2%	99.1%
Variable	0.8%	0.9%
Current Average Interest Rates: (1)
Fixed	5.5%	5.4%
Variable	1.9%	2.0%
Effective Interest Rate	5.4%	5.4%

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.1	5.6
Variable	0.4	0.9

Summary of Preferred Stock
June 30, 2014
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
Weighted Average/Totals	6.481%			$325,000	$11,098

Property Transactions
June 30, 2014
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	CBSA	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor(s)
Feb-14	Shops at Mira Vista		Austin-Round Rock	68	$22,500	$22,500	5.2%	Trader Joe's
Mar-14	Fairfield Portfolio	Kleban (80%)	Bridgeport-Stamford-Norwalk		149,344	119,475	5.3%
	- Black Rock Shopping Center			99				Gap, Old Navy
	- Brick Walk			123				Morgan Stanley, Fidelity Investments, CitiBank, Jos. A. Bank
	- Fairfield Center			93				Merrill Lynch, Banana Republic
	Total Acquisitions			383	$171,844	$141,975	5.3%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	CBSA	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor
Feb-14	White Oak		Dover	11	$3,967	$3,967	8.6%	Rite Aid
Apr-14	Dickson TN		Nashville-Davidson--Murfreesboro	11	2,400	2,400	9.3%	Eckerd
May-14	Five Points Plaza	CalSTRS (25%)	Miami-Fort Lauderdale-Miami Beach	39	9,500	2,375	5.1%	Publix
May-14	Tyson's CVS	J.Donegan Co. (50%)	Washington-Arlington-Alexandria	13	24,700	12,350	5.0%	CVS
Jun-14	Speedway Plaza	Oregon (20%)	Worcester	184	18,727	3,746	8.2%	Stop & Shop
Jun-14	Lorton Town Center	Oregon (20%)	Washington-Arlington-Alexandria	52	13,800	2,760	8.8%	ReMax

	Total Dispositions			310	$73,094	$27,598	6.7%

Summary of Development, Redevelopment and Land Held
June 30, 2014

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$14,894	49%	8.3%	7.5%	50	57%
Fountain Square	Miami, FL	Publix	Nov-14	$53,080	55%	7.8%	7.8%	180	77%
Glen Gate	Chicago, IL	Mariano's Fresh Market	Nov-14	$29,390	55%	8.5%	8.5%	103	82%
Persimmon Place	San Francisco, CA	Whole Foods Market	May-15	$59,976	31%	7.8%	7.8%	153	67%
Shops at Erwin Mill (3)	Raleigh-Durham, NC	Harris Teeter	Nov-13	$14,593	89%	9.8%	9.8%	87	92%
Shops on Main (4)	Chicago, IL	Whole Foods Market	Mar-14	$38,792	77%	7.0%	7.0%	214	97%
Willow Oaks Crossing	Charlotte, NC	Publix	Nov-15	$12,493	27%	8.5%	8.5%	69	71%
Total Projects in Development	7			$223,217	53%	8.0%	7.9% (2)	856	81%

Development Completions:
Juanita Tate Marketplace	Los Angeles, CA	Northgate Market	Apr-14	$17,289	95%	9.6%	9.6%	77	100%
Total Development Completions	1			$17,289	95%	9.6%	9.6%	77	100%

Redevelopment and Renovations:				Incremental Costs (5)	% of Costs Incurred	Incremental Yield
Various Properties	19			$93,071	27%	8% - 10%

Land Held for Future Development:				Net Development Costs to Date
Various Properties	7			$20,068

Notes:
New starts for the quarter are in bold and italicized.

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.3% for Projects in Development and 8.9% for Development Completions.

(3) All data for Shops at Erwin Mill is presented at 100%. Regency’s ownership interest is 55%.
(4) Represents Regency's pro rata share. Conversion of previously purchased land with incremental net development costs of $24,177 at an incremental stabilized yield of 11.0%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Unconsolidated Investments
June 30, 2014
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 6/30/2014		Equity Pick-up
State of Oregon
(JV-C, JV-C2)	23	2,638	$458,857	$248,246	20.00%	$49,649	$19,560		$688
(JV-CCV)	1	555	104,903	47,300	30.00%	14,190	17,025		308
	24	3,193	563,760	295,546
GRI
(JV-GRI)	75	9,687	1,855,555	976,900	40.00%	390,760	246,151		5,126
CalSTRS
(JV-RC)	7	733	150,747	80,974	25.00%	20,243	13,663		775
Regency Retail Partners
(JV-RRP) (1)	—	—	1,060	—	20.00%	—	108		16
USAA
(JV-USA)	8	805	117,340	66,900	20.01%	13,385	1,188		335
Publix
(JV-O)	6	558	71,298	—	50.00%	—	35,258		1,191
H.E.B.
(JV-O)	1	137	16,749	25,369	50.00%	12,685	—	(2)	3,510
Individual Investors
(JV-O) (3)	1	134	66,473	44,500	50.00%	22,250	6,969		4,691

	122	15,247	$2,842,982	$1,490,189		$523,162	$339,922		$16,640

(1) On August 13, 2013, Regency Retail Partners, LP (the "Fund") sold 100% of its entire portfolio of shopping centers to a third party. The Fund will be dissolved following final distributions.
(2) Regency's Investment with H.E.B. is negative as we have received greater than 100% return of our original investment, and therefore have included it within Accounts Payable and Other Liabilities within the Consolidated Balance Sheets.

(3) Includes one operating property and one land parcel held for future development.

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2014
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2014	318	1,355	$17.08	14.2%	6.3	$1.56	278	1,254	14.8%
1st Quarter 2014	205	778	19.72	10.8%	8.0	1.36	182	733	11.6%
4th Quarter 2013	358	1,168	20.15	4.5%	5.8	1.70	307	1,034	6.5%
3rd Quarter 2013	290	957	21.46	12.0%	7.3	1.08	250	822	11.5%
Total - 12 months	1,171	4,258	$19.33	10.1%	6.7	$1.46	1,017	3,843	10.9%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2014	82	294	$21.16	39.2%	11.3	$4.96	42	193	61.2%
1st Quarter 2014	57	250	15.44	16.5%	12.4	2.43	34	205	21.7%
4th Quarter 2013	118	329	19.87	1.4%	7.4	4.76	67	195	10.7%
3rd Quarter 2013	82	273	23.35	25.9%	10.6	3.45	42	138	33.6%
Total - 12 months	339	1,146	$19.97	19.7%	10.3	$4.02	185	731	30.9%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
2nd Quarter 2014	236	1,061	$15.82	6.3%	4.6	$0.40	236	1,061	6.3%
1st Quarter 2014	148	528	22.19	8.7%	5.5	0.73	148	528	8.7%
4th Quarter 2013	240	839	20.26	5.6%	5.3	0.59	240	839	5.6%
3rd Quarter 2013	208	684	20.76	7.0%	6.1	0.19	208	684	7.0%
Total - 12 months	832	3,112	$19.08	6.6%	5.3	$0.46	832	3,112	6.6%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
2nd Quarter 2014	366	1,496	$17.76	6.4	$2.46
1st Quarter 2014	252	987	19.12	9.1	1.72
4th Quarter 2013	425	1,381	20.42	6.0	2.48
3rd Quarter 2013	340	1,117	21.35	7.1	1.69
Total - 12 months	1,383	4,981	$19.54	7.0	$2.16
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2014
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	78.7%	$1,625	0.3%	$14.13
Arizona	3	296	1.0%	96.1%	3,993	0.8%	14.06
California	64	6,690	23.4%	95.6%	151,357	30.2%	23.44
Colorado	20	1,582	5.5%	91.3%	20,104	4.0%	13.88
Connecticut	4	389	1.4%	97.5%	12,553	2.5%	33.88
Delaware	2	258	0.9%	93.0%	3,475	0.7%	14.47
District of Columbia	2	12	0.0%	100.0%	777	0.2%	62.47
Florida	48	4,412	15.5%	92.5%	59,578	11.9%	14.42
Georgia	16	1,407	4.9%	94.5%	24,571	4.9%	18.13
Illinois	13	1,255	4.4%	95.6%	19,334	3.9%	15.98
Indiana	6	324	1.1%	94.2%	4,944	1.0%	16.04
Kentucky	1	27	0.1%	89.6%	478	0.1%	17.44
Maryland	14	644	2.3%	96.4%	12,719	2.5%	20.34
Massachusetts	3	506	1.8%	93.6%	9,056	1.8%	18.85
Michigan	2	118	0.4%	53.4%	768	0.2%	12.15
Minnesota	5	207	0.7%	98.7%	2,947	0.6%	14.44
Missouri	4	408	1.4%	100.0%	4,230	0.8%	10.36
New Jersey	2	63	0.2%	92.6%	989	0.2%	17.03
New York	1	57	0.2%	100.0%	1,769	0.4%	31.28
North Carolina	19	1,352	4.7%	95.0%	21,442	4.3%	16.55
Ohio	9	1,303	4.6%	98.3%	14,677	2.9%	11.24
Oregon	8	654	2.3%	96.1%	11,740	2.3%	18.58
Pennsylvania	10	590	2.1%	94.7%	12,993	2.6%	22.30
South Carolina	4	147	0.5%	100.0%	2,096	0.4%	14.22
Tennessee	4	381	1.3%	95.7%	5,334	1.1%	14.47
Texas	27	2,797	9.8%	96.4%	48,267	9.6%	17.73
Virginia	24	1,649	5.8%	97.6%	31,919	6.4%	19.41
Washington	9	754	2.6%	98.2%	16,521	3.3%	22.28
Wisconsin	2	108	0.4%	92.7%	766	0.2%	7.68
Total All Properties	328	28,535	100.0%	95.0%	$501,022	100.0%	$18.29

(1) Includes leases that are executed but have not commenced.

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft

Shoppes at Fairhope Village			AL	Mobile	85	85	85.7%		—	54	Publix	$15.02
Valleydale Village Shop Center	O	50%	AL	Birmingham-Hoover	118	59	68.6%		—	44	Publix	$12.61
			AL		203	144	78.7%	78.7%	—	99
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	92.2%		—	55	Safeway	$13.72
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	100.0%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.45
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	72.4%		—	—	—	$10.81
			AZ		382	296	96.1%	96.1%	—	55
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	240	240	96.8%		—	68	Ralphs, Jimbo's...Naturally!	$29.91
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	98.7%		143	58	Albertsons, (Target)	$27.30
Auburn Village	GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	88.2%		—	46	Bel Air Market	$17.67
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	99.2%		—	42	Von's Food & Drug, Kohl's	$22.85
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	98.4%		—	32	Mollie Stone's Market	$22.06
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$24.63
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	97.2%		—	25	Sprout's Markets, Target	$16.74
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	93.0%		—	14	Fresh & Easy, Orchard Supply Hardware	$20.54
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.53
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.5%		—	40	Bristol Farms	$34.39
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$35.57
East Washington Place			CA	Santa Rosa-Petaluma	203	203	96.8%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.30
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	99.5%		—	36	Von's Food & Drug	$25.01
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	95.2%		67	78	(Lucky's), Trader Joe's	$27.25
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	94.9%		—	42	Von's Food & Drug	$16.58
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	94.0%		—	23	Safeway	$24.39

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	97.7%		—	35	Albertsons	$26.15
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	91.7%		—	55	Safeway	$19.15
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	98.6%		—	44	Stater Bros.	$23.98
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$30.89
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	97.4%		—	38	Gelson's Markets	$18.10
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.1%		—	—	Lowe's	$6.92
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$21.35
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	97.5%		—	52	Ralphs	$23.21
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	231	231	97.9%		—	44	Ralphs	$30.93
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	88.1%		236	94	(Home Depot), (WinCo), Toys R Us	$17.87
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$14.45
Juanita Tate Marketplace			CA	Los Angeles-Long Beach-Santa Ana	77	77	100.0%		—	43	Northgate Market	$23.44
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$25.30
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	79.1%		53	53	(Safeway)	$19.41
Marina Shores	C2	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.75
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.83
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	97.4%		—	43	Stater Bros.	$21.00
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	100.0%		—	44	Albertsons	$13.38
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	97.2%		—	58	Albertsons	$20.92
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	94.7%		—	44	Albertsons	$16.75
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	97.0%		—	40	Safeway	$20.38

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	67.3%		—	40	Whole Foods, Nordstrom Rack	$24.93
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$24.58
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.68
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	92.9%		—	50	Von's Food & Drug	$19.20
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	97.0%		—	10	Trader Joe's	$30.87
Raley's Supermarket	C2	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	88.4%		—	40	Von's Food & Drug	$20.37
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$19.03
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$32.08
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	95.7%		—	48	Von's Food & Drug	$22.98
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$36.77
Silverado Plaza	GRI	40%	CA	Napa	85	34	97.6%		—	32	Nob Hill	$15.67
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	96.9%		—	53	Safeway	$16.64
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	98.5%		—	34	Safeway	$19.05
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	98.9%		—	56	Safeway	$21.90
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	96.6%		—	41	Ralphs	$16.53
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	98.6%		—	45	Albertsons, Target	$17.52
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	91.8%		—	52	Ralphs, Trader Joe's	$33.07
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$24.79
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	76	76	92.8%		—	43	Von's Food & Drug	$19.86
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.10

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	198	198	93.2%		—	72	Von's Food & Drug and Sprouts	$15.65
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	97.3%		—	78	El Super	$14.05
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$21.71
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	97.2%		—	17	Sports Basement, Fresh & Easy	$35.55
			CA		8,462	6,690	95.6%	96.3%	1,154	2,561
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	88.7%		—	71	King Soopers, Wal-Mart	$10.50
Arapahoe Village	GRI	40%	CO	Boulder	159	64	93.0%		—	44	Safeway	$16.25
Belleview Square			CO	Denver-Aurora	117	117	99.0%		—	65	King Soopers	$16.66
Boulevard Center			CO	Denver-Aurora	79	79	91.1%		53	53	(Safeway)	$25.79
Buckley Square			CO	Denver-Aurora	116	116	98.0%		—	62	King Soopers	$9.45
Centerplace of Greeley III Phase I			CO	Greeley	119	119	93.6%		—	—	Sports Authority	$13.77
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$9.25
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$25.27
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart)	$20.81
Hilltop Village			CO	Denver-Aurora	100	100	91.1%		—	66	King Soopers	$8.77
Kent Place			CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.12
Littleton Square			CO	Denver-Aurora	99	99	97.9%		—	78	King Soopers	$8.68
Lloyd King Center			CO	Denver-Aurora	83	83	98.3%		—	61	King Soopers	$11.59
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$27.10
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.28
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	98.0%		—	55	King Soopers	$9.97
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$25.56
South Lowry Square			CO	Denver-Aurora	120	120	40.5%		—	—	—	$15.30
Stroh Ranch			CO	Denver-Aurora	93	93	95.3%		—	70	King Soopers	$11.74
Woodmen Plaza			CO	Colorado Springs	116	116	95.9%		—	70	King Soopers	$12.78
			CO		2,128	1,582	91.3%	91.3%	403	1,149
Black Rock			CT	Bridgeport-Stamford-Norwalk	98	98	100.0%		—	—	—	$30.09
Brick Walk			CT	Bridgeport-Stamford-Norwalk	123	123	93.5%		—	—	—	$42.07
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	99.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.20
Fairfield Center			CT	Bridgeport-Stamford-Norwalk	93	93	98.2%		—	—	—	$34.33

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
			CT		500	389	97.5%	99.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$36.96
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$84.08
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	93.3%		—	49	Acme Markets, K-Mart	$13.57
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	90.1%		—	—	—	$22.56
			DE		298	258	93.0%	93.0%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	93.7%		—	49	Publix	$12.09
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$19.27
Berkshire Commons			FL	Naples-Marco Island	110	110	96.8%		—	66	Publix	$13.42
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.3%		—	40	Publix, Wal-Mart, Bealls	$9.29
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	106	106	93.8%		—	46	Publix	$15.05
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$43.48
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$18.67
Carriage Gate			FL	Tallahassee	74	74	80.1%		—	13	Trader Joe's	$20.32
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	94.1%		—	54	Publix	$23.67
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	94.3%		—	51	Publix	$12.96
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
East Towne Center			FL	Orlando	70	70	92.0%		—	45	Publix	$13.48
Fleming Island			FL	Jacksonville	132	132	97.2%		130	48	Publix, (Target)	$14.42
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	180	180	76.8%		140	46	Publix	$22.50
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.6%		—	42	Publix	$15.77
Grande Oak			FL	Cape Coral-Fort Myers	79	79	96.7%		—	54	Publix	$14.42
Hibernia Pavilion			FL	Jacksonville	51	51	84.4%		—	39	Publix	$15.49

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Hibernia Plaza			FL	Jacksonville	8	8	—%		—	—	--	$—
John's Creek Center	C2	20%	FL	Jacksonville	75	15	89.8%		—	45	Publix	$13.23
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$14.72
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	75	75	97.1%		—	51	Publix	$12.38
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.30
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	80.7%		—	—	LA Fitness	$17.96
Millhopper Shopping Center			FL	Gainesville	76	76	96.7%		—	46	Publix	$15.79
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	88.0%		—	51	Publix	$14.78
Newberry Square			FL	Gainesville	181	181	82.2%		—	40	Publix, K-Mart	$6.96
Nocatee Town Center			FL	Jacksonville	79	79	96.0%		—	54	Publix	$14.67
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.43
Oakleaf Commons			FL	Jacksonville	74	74	92.4%		—	46	Publix	$13.62
Ocala Corners			FL	Tallahassee	87	87	97.9%		—	61	Publix	$13.84
Old St Augustine Plaza			FL	Jacksonville	232	232	92.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.75
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.02
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$12.97
Plantation Plaza	C2	20%	FL	Jacksonville	78	16	87.5%		—	45	Publix	$15.26
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.3%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.27
Seminole Shoppes			FL	Jacksonville	73	73	100.0%		—	54	Publix	$20.95
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	95.4%		—	46	Winn-Dixie	$16.64
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	98.1%		97	45	Publix, (Kohl's)	$17.45
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	57.4%		—	20	The Fresh Market	$20.13
Shops at John's Creek			FL	Jacksonville	15	15	91.6%		—	—	—	$18.74
Starke			FL	Other	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	92.0%		143	—	Kohl's, (Target)	$4.73

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$27.91
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	91.5%		—	36	Publix	$17.24
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.7%		—	47	Publix	$11.46
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.3%		—	45	Publix	$20.15
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		—	51	Publix	$14.44
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$18.00
			FL		4,850	4,412	92.5%	93.6%	737	1,869
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$19.62
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$19.60
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	93.2%		—	43	Publix	$14.78
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	98.4%		—	—	—	$16.61
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$13.92
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$14.35
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	90.0%		—	45	Publix	$15.57
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	98.3%		—	44	Publix	$17.14
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	94.9%		—	18	The Fresh Market	$17.67
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	100.0%		—	31	Publix	$18.82
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	86.0%		—	25	The Fresh Market	$23.49
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$31.31
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	100	100	100.0%		—	—	—	$26.80
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$12.40
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	91.6%		—	63	Kroger	$12.32

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	98.4%		—	12	Trader Joe's	$20.20
			GA		1,476	1,407	94.5%	94.5%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.94
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	96.7%		—	72	—	$14.14
Glen Gate			IL	Chicago-Naperville-Joliet	103	103	81.6%		—	76	Mariano's Fresh Market	$25.08
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	96.6%		—	12	Trader Joe's	$22.27
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	93.9%		—	70	Whole Foods	$13.39
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	94.0%		—	—	Hobby Lobby	$7.53
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	94.1%		—	74	Mariano's Fresh Market	$15.30
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	95.7%		—	51	Mariano's Fresh Market	$19.15
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	93.5%		—	66	Mariano's Fresh Market	$14.28
Shorewood Crossing II	C2	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$13.57
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	94.3%		—	63	Jewel-Osco	$11.87
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	95.6%		—	51	Mariano's Fresh Market	$16.57
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	99.2%		—	60	Whole Foods, Lowe's	$16.43
			IL		1,955	1,255	95.6%	96.9%	—	683
Airport Crossing			IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.72
Augusta Center			IN	Chicago-Naperville-Joliet	15	15	90.1%		214	—	(Menards)	$22.29
Greenwood Springs			IN	Indianapolis	28	28	90.0%		266	50	(Gander Mountain), (Wal-Mart)	$15.46
Shops on Main			IN	Chicago-Naperville-Joliet	214	214	96.9%		—	40	Whole Foods, Gordmans	$14.62
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	82.4%		64	64	(Kroger)	$16.97
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	97.0%		—	12	Trader Joe's	$23.95
			IN		407	324	94.2%	88.8%	634	166
Walton Towne Center			KY	Cincinnati-Middletown	27	27	89.6%		116	116	(Kroger)	$17.44

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
			KY		27	27	89.6%	89.6%	116	116
Fellsway Plaza			MA	Boston-Cambridge-Quincy	149	149	95.9%		—	61	Stop & Shop	$16.72
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	90.9%		—	11	Trader Joe's	$28.20
Twin City Plaza			MA	Boston-Cambridge-Quincy	270	270	93.3%		—	63	Shaw's, Marshall's	$17.02
			MA		506	506	93.6%	92.7%	—	135
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	94.1%		—	—	—	$19.71
Burnt Mills	C2	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$34.17
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	94.4%		49	43	Sears, (Toys "R" Us)	$9.33
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	97.3%		—	70	Shoppers Food Warehouse	$18.26
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	93.3%		—	10	Trader Joe's	$36.98
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	88.8%		—	—	—	$35.44
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	92.2%		—	54	Safeway	$24.51
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	98.6%		—	41	Giant Food	$14.53
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	97.4%		—	44	Shoppers Food Warehouse	$17.21
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	100.0%		—	64	Shoppers Food Warehouse	$11.82
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	100.0%		—	—	TJ Maxx	$15.09
Village at Lee Airpark			MD	Baltimore-Towson	113	113	95.0%		75	63	Giant Food, (Sunrise)	$27.15
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	92.4%		—	—	LA Fitness	$24.52
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	98.1%		—	—	—	$27.60
			MD		1,604	644	96.4%	96.4%	124	398
Fenton Marketplace			MI	Flint	97	97	43.3%		—	—	—	$8.83
State Street Crossing			MI	Ann Arbor	21	21	100.0%		147	—	(Wal-Mart)	$18.80
			MI		118	118	53.4%	53.4%	147	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.23
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.90
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.82
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	100.0%	100.0%	388	179

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.2%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.82
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$22.13
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.7%		—	44	Lund's	$21.26
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	98.7%		—	—	Kohl's	$11.63
Rockridge Center	C2	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$13.10
			MN		674	207	98.7%	98.7%	87	245
Cameron Village	CCV	30%	NC	Raleigh-Cary	556	167	98.3%		—	87	Harris Teeter, The Fresh Market	$18.37
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	90.6%		—	14	Fresh Market	$17.81
Cochran Commons	C2	20%	NC	Charlotte-Gastonia-Concord	66	13	98.2%		—	42	Harris Teeter	$15.65
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.47
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$14.58
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.64
Holly Park			NC	Raleigh-Cary	160	160	99.3%		—	12	Trader Joe's	$14.28
Lake Pine Plaza			NC	Raleigh-Cary	88	88	95.2%		—	58	Kroger	$11.72
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	83.9%		—	56	Kroger	$14.33
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	100.0%		—	—	Dean & Deluca	$31.22
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	77	19	91.6%		—	50	Harris Teeter	$16.04
Middle Creek Commons			NC	Raleigh-Cary	74	74	96.7%		—	49	Lowes Foods	$14.95
Shops at Erwin Mill (fka Erwin Square)			NC	Durham-Chapel Hill	87	87	91.9%		—	53	Harris Teeter	$16.19
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	96.1%		—	19	Trader Joe's	$16.67
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		—	59	Kroger	$17.22
Sutton Square	C2	20%	NC	Raleigh-Cary	101	20	100.0%		—	24	The Fresh Market	$16.32
Village Plaza	C2	20%	NC	Durham-Chapel Hill	75	15	100.0%		—	42	Whole Foods	$16.61
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	71.4%		—	49	Publix	$14.25
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	94.3%		—	41	Food Lion	$11.66
			NC		2,244	1,352	95.0%	96.6%	—	776
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	95.3%		—	60	Shop Rite	$22.01

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	53	21	87.3%		—	34	Acme Markets	$6.35
			NJ		157	63	92.6%	92.6%	—	94
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$31.28
			NY		141	57	100.0%	100.0%	—	48
Cherry Grove			OH	Cincinnati-Middletown	196	196	100.0%		—	66	Kroger	$10.80
East Pointe			OH	Columbus	104	104	100.0%		—	59	Kroger	$9.23
Hyde Park			OH	Cincinnati-Middletown	397	397	96.0%		—	169	Kroger, Remke Markets	$14.71
Kroger New Albany Center			OH	Columbus	93	93	100.0%		—	65	Kroger	$11.25
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.04
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.39
Regency Commons			OH	Cincinnati-Middletown	31	31	94.5%		—	—	—	$21.40
Westchester Plaza			OH	Cincinnati-Middletown	88	88	96.9%		—	67	Kroger	$9.36
Windmiller Plaza Phase I			OH	Columbus	146	146	98.6%		—	101	Kroger	$8.91
			OH		1,303	1,303	98.3%	98.3%	90	589
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$19.60
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	91.5%		—	38	Whole Foods	$12.09
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	95.4%		—	41	Safeway	$15.55
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.09
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	92.7%		—	55	Safeway	$10.42
Sunnyside 205			OR	Portland-Vancouver-Beaverton	54	54	93.3%		—	—	—	$25.18
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.37
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	94.0%		—	—	Bed Bath and Beyond	$19.58
			OR		710	654	96.1%	96.1%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$13.38
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	77.3%		—	—	Ross Dress for Less	$19.36

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$26.41
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Sports Authority	$25.41
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$21.36
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	89.6%		—	56	Acme Markets	$17.16
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	86.3%		—	73	Valley Farm Market	$7.46
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	98.0%		—	51	Giant Food	$19.17
			PA		987	590	94.7%	94.7%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.55
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$14.71
Orangeburg			SC	Charleston-North Charleston	15	15	100.0%		—	—	—	$23.01
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.19
			SC		236	147	100.0%	100.0%	—	149
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.18
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	64	64	94.0%		—	46	Publix	$12.29
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.0%		—	75	Kroger	$12.57
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.10
			TN		381	381	95.7%	95.7%	—	236
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	98.8%		—	68	Kroger	$18.87
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.47
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	98.4%		—	63	Kroger	$16.72
Hancock			TX	Austin-Round Rock	410	410	97.9%		—	90	H.E.B., Sears	$14.33
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	93.6%		81	81	(Kroger)	$24.94

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center	O	50%	TX	Houston-Baytown-Sugar Land	137	68	98.9%		—	79	H.E.B.	$21.16
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	93.4%		—	64	Tom Thumb	$14.59
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	93.0%		63	63	(Wal-Mart)	$22.30
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.56
Market at Round Rock			TX	Austin-Round Rock	123	123	85.1%		—	30	Sprout's Markets	$17.39
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.7%		—	49	Tom Thumb	$17.21
North Hills			TX	Austin-Round Rock	144	144	96.6%		—	60	H.E.B.	$21.03
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$18.11
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$13.51
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	93.8%		—	30	H.E.B. Central Market	$29.71
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	92.8%		—	61	Kroger	$14.32
Shops at Mira Vista			TX	Austin-Round Rock	68	68	97.8%		—	15	Trader Joe's	$18.02
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	72.3%		62	62	(Kroger)	$21.18
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	239	239	95.6%		—	101	Kroger, Academy Sports	$11.30
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.17
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	99.1%		—	65	Kroger	$16.48
Tech Ridge Center			TX	Austin-Round Rock	187	187	94.0%		—	84	H.E.B.	$20.60
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	Berings	$16.52
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	100.0%		—	52	Randall's Food	$17.59
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	99.0%		127	—	(Target)	$18.05
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	91.4%		—	45	Whole Foods	$26.35
			TX		3,522	2,797	96.4%	96.4%	333	1,503

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.20
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		—	57	Shoppers Food Warehouse	$15.02
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	96.9%		—	58	Safeway	$20.25
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	97.3%		—	55	Shoppers Food Warehouse	$17.65
Culpeper Colonnade			VA	Culpeper	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.18
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	95.5%		—	—	—	$13.54
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	165	66	100.0%		—	65	Shoppers Food Warehouse	$24.67
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.32
Gayton Crossing	GRI	40%	VA	Richmond	158	63	89.5%		55	38	Martin's, (Kroger)	$14.06
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	97.1%		—	62	Giant Food	$23.88
Hanover Village Shopping Center	GRI	40%	VA	Richmond	88	35	81.1%		—	—	Aldi	$8.06
Hollymead Town Center	C2	20%	VA	Charlottesville	154	31	96.9%		143	61	Harris Teeter, (Target)	$22.18
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	90.7%		—	—	Golfsmith	$36.59
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$27.41
Lorton Station Marketplace	C2	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$20.87
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	94.7%		—	56	Giant Food	$17.84
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	98.4%		—	52	Harris Teeter	$20.13
Shops at Stonewall			VA	Washington-Arlington-Alexandria	308	308	99.6%		—	140	Wegmans, Dick's Sporting Goods	$16.52
Signal Hill	C2	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$19.46
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	98.2%		—	47	Giant Food	$18.71
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	98.7%		—	48	Shoppers Food Warehouse, Gold's Gym	$23.64
Village Shopping Center	GRI	40%	VA	Richmond	111	44	96.3%		—	45	Martin's	$21.55
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	96.0%		—	—	—	$24.23

Portfolio Summary Report By State
June 30, 2014
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	96.3%		141	59	Safeway, (Target)	$22.25
			VA		3,383	1,649	97.6%	97.6%	465	1,170
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.42
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	211	42	86.6%		—	49	Safeway	$11.81
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	95.8%		—	29	Albertsons	$22.24
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	99.6%		—	45	Safeway, Regal Cinemas	$21.60
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$34.12
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	98.5%		230	—	(Sears)	$23.97
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$21.36
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	99.5%		55	67	(Safeway)	$27.62
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$25.32
			WA		1,083	754	98.2%	98.2%	397	279
Racine Centre Shopping Center	GRI	40%	WI	Racine	136	54	92.6%		—	51	Piggly Wiggly	$7.44
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$7.92
			WI		269	108	92.7%	92.7%	—	120

Regency Centers Total					38,456	28,536	95.0%	95.4%	5,320	13,670

(1) Major Tenants are the grocer anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
C2:	Co-investment Partnership with Oregon
CCV:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property Co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
June 30, 2014
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,416	8.5%	$22,567	4.6%	49	14
Publix	1,996	7.0%	20,522	4.1%	49	13
Safeway	1,213	4.2%	12,013	2.4%	39	20
TJX Companies	756	2.6%	9,970	2.0%	35	13
CVS	505	1.8%	8,085	1.6%	46	20
Whole Foods	435	1.5%	8,050	1.6%	14	7
PETCO	287	1.0%	6,147	1.2%	39	16
Ahold/Giant	419	1.5%	5,861	1.2%	13	9
Albertsons	395	1.4%	4,959	1.0%	11	5
Ross Dress For Less	306	1.1%	4,902	1.0%	16	8
H.E.B.	305	1.1%	4,828	1.0%	5	1
Trader Joe's	179	0.6%	4,699	0.9%	19	6
JPMorgan Chase Bank	65	0.2%	4,013	0.8%	27	4
Bank of America	84	0.3%	3,970	0.8%	29	13
Wells Fargo Bank	79	0.3%	3,969	0.8%	39	20
Roundys/Marianos	220	0.8%	3,832	0.8%	5	3
Starbucks	97	0.3%	3,752	0.8%	77	29
Walgreens	136	0.5%	3,399	0.7%	12	4
Sears Holdings	409	1.4%	3,279	0.7%	6	1
Panera Bread	93	0.3%	3,186	0.6%	26	7
Wal-Mart	466	1.6%	3,026	0.6%	5	1
SUPERVALU	265	0.9%	3,008	0.6%	11	10
Subway	93	0.3%	2,980	0.6%	102	44
Sports Authority	134	0.5%	2,973	0.6%	3	0
Target	359	1.3%	2,884	0.6%	4	2
Top 25 Tenants	11,712	41.0%	$156,874	31.7%	681	270

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Tenant-Owned
Target	1,067	10	14
Wal-Mart	413	3	8
Kroger	451	6	55
Safeway	314	6	45
Sears Holdings	92	1	7
Albertsons	16	1	12
Publix	63	1	50
	2,416

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2014
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	175	0.7%	$3,464	0.7%	$19.81
2014	749	2.8%	16,312	3.4%	21.79
2015	2,357	8.9%	49,977	10.4%	21.21
2016	2,723	10.2%	51,681	10.7%	18.98
2017	3,263	12.3%	66,822	13.8%	20.48
2018	2,768	10.4%	53,754	11.1%	19.42
2019	2,818	10.6%	50,714	10.5%	18.00
2020	1,481	5.6%	24,388	5.1%	16.47
2021	1,315	4.9%	21,510	4.5%	16.36
2022	1,631	6.1%	26,145	5.4%	16.03
2023	1,309	4.9%	24,585	5.1%	18.78
10 Year Total	20,589	77.5%	389,352	80.7%	18.91
Thereafter	5,993	22.5%	93,228	19.3%	15.56
	26,580	100.0%	$482,581	100.0%	$18.16

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	4	0.0%	$39	0.0%	$9.00
2014	224	1.3%	2,634	1.3%	11.77
2015	807	4.8%	8,792	4.2%	10.89
2016	1,188	7.1%	11,370	5.5%	9.57
2017	1,600	9.6%	21,447	10.3%	13.40
2018	1,471	8.8%	16,705	8.0%	11.35
2019	1,846	11.1%	23,415	11.3%	12.68
2020	1,124	6.7%	14,668	7.1%	13.05
2021	951	5.7%	10,772	5.2%	11.33
2022	1,219	7.3%	14,608	7.0%	11.98
2023	877	5.3%	11,886	5.7%	13.55
10 Year Total	11,312	67.9%	136,334	65.6%	12.05
Thereafter	5,353	32.1%	71,532	34.4%	13.36
	16,665	100.0%	$207,866	100.0%	$12.47

Reflects in place leases as of June 30, 2014, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 10,000 square feet.

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2014
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	171	1.7%	$3,425	1.2%	$20.09
2014	525	5.3%	13,678	5.0%	26.06
2015	1,549	15.6%	41,184	15.0%	26.58
2016	1,535	15.5%	40,312	14.7%	26.27
2017	1,663	16.8%	45,375	16.5%	27.28
2018	1,297	13.1%	37,049	13.5%	28.57
2019	972	9.8%	27,299	9.9%	28.08
2020	357	3.6%	9,720	3.5%	27.26
2021	364	3.7%	10,738	3.9%	29.48
2022	412	4.2%	11,537	4.2%	28.02
2023	432	4.4%	12,699	4.6%	29.42
10 Year Total	9,275	93.5%	253,018	92.1%	27.28
Thereafter	640	6.5%	21,697	7.9%	33.92
	9,915	100.0%	$274,714	100.0%	$27.71

Reflects in place leases as of June 30, 2014, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
June 30, 2014

($000s except percentages and per share numbers)	2012A	2013A	1Q14A	2Q14A	2014E
Core FFO / Share (for actuals please see related press release)					$2.75 - $2.80
FFO / Share					$2.75 - $2.80
Same Property
Same property percent leased at period end (pro-rata)	94.5%	95.1%	94.9%	95.3%	95.0% - 96.0%
Same property NOI growth without termination fees (pro-rata)	4.0%	4.0%	2.9%	3.8%	3.0% - 3.7%
Investment Activity
Acquisitions (pro-rata)	$244,285	$95,258	$141,975	$0	$160,975
Cap rate (weighted average)	5.3%	5.8%	5.3%	0.0%	5.3%
Dispositions (pro-rata)	$404,852	$309,378	$3,967	$23,631	$135,000 - $185,000
Cap rate (weighted average)	7.8%	7.3%	8.6%	6.4%	6.5% - 7.0%
Liquidation of Preferred Investment in JV	$0	$47,500	$0	$0	$0
Yield	0.0%	10.5%	0.0%	0.0%	0.0%
Development and Redevelopment starts (1)	$149,446	$194,288	$101,107	$37,767	$175,000 - $240,000
Third Party Fees and Commissions	$26,511	$25,097	$6,319	$6,253	$24,000 - $25,000

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available				$69,022
NOI from Projects in Development (current quarter)				$481
Base Rent from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)				$3,305

(1) Redevelopment starts are not included in 2012A results.
Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
June 30, 2014
(per diluted share)

FFO and Core FFO Guidance:	Full Year 2014
Net income attributable to common stockholders	$0.74	0.79
Adjustments to reconcile net income to FFO:
Depreciation and amortization	2.09	2.09
Gain on sale of operating properties	(0.08)	(0.08)
All other amounts	—	—
Funds From Operations	$2.75	2.80
Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.04	0.04
Gain on sale of land	(0.04)	(0.04)
All other non-core amounts	$—	—
Core Funds From Operations	$2.75	2.80

Glossary of Terms
June 30, 2014

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or current or prior year Development Completions.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.